                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                  __________

                        Date of Report:  June 30, 1997



                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


                                 333-17653
                                 (Commission
                                 File Number)


        Delaware                                 04-2865714
      -----------                           -----------------
     (State or other                          (IRS Employer
     jurisdiction of                     Identification No.)
     incorporation)

                         580 Myles Standish Boulevard
                         Taunton, Massachusetts  02780
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (508) 823-0707

                                      N/A
              --------------------------------------------------
        (Former name or former address, if changed since last report.)
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     Item 5.   Other Events
               ------------


     The Company issued a press release on May 30, 1997 announcing: A.D. TECH accepts Foilmark's decision not to pursue discussions on acquisition offer. A copy of the press release is attached and filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as though fully set forth herein.


     Item 7.   Exhibits
               --------


     The following exhibits are filed as part of this report of Form 8-K pursuant to Item 601 of Regulation S-K.

     Exhibit 99.1 - Press Release dated May 30, 1997.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Advanced Deposition Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 30, 1997               ADVANCED DEPOSITION TECHNOLOGIES, INC.



                                   By: /s/ Mark R. Thomas
                                       ---------------------------------------
                                       Mark R. Thomas, Chief Financial Officer